Exhibit 10.2
Execution Copy
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT
          AMENDMENT NO. 1 TO THE AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of September 23, 2011 among Western Refining, Inc., a Delaware corporation (the “Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the lenders party hereto.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, certain financial institutions and other persons from time to time parties thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, and the other agents party thereto have entered into an Amended and Restated Term Loan Credit Agreement, dated as of March 29, 2011 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement to effect the changes hereinafter set forth.
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
          (a) Section 1.01 is amended to add the following definitions in the appropriate alphabetical position:
          “Operating Lease Recharacterization” has the meaning specified in the definition of “Recharacterized Operating Leases”.
          “Recharacterized Operating Leases” means leases that are classified as operating leases under GAAP as in effect on the Closing Date that are subsequently classified as Capitalized Leases because of changes in GAAP (any such change, an “Operating Lease Recharacterization”).
          (b) Section 1.01 is amended by:
          (i) deleting the parenthetical phrase “(as defined in the Revolving Credit Agreement)” in each instance where it appears in the definition of “Consolidated EBITDA” contained therein; and
          (ii) amending and restating the definition of “Intercreditor Agreement” set forth therein to read in its entirety as follows:
Western Refining — Amendment No. 1 to Credit Agreement

          “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of May 31, 2007 among the Administrative Agent, the Term Administrative Agent, the Control Agent, and the Loan Parties, as amended by a First Amendment dated as of June 30, 2008 and a Second Amendment and Joinder dated as of June 12, 2009. As used in the definition of “Loan Documents” and in Sections 5.19(a), 6.12(b), 9.10(a)(i), and 10.01(g), the term “Intercreditor Agreement” shall include the Noteholder Intercreditor Agreement.
          (c) Section 1.03(a) is amended by amending and restating the last sentence contained therein in its entirety to read as follows:
          “Notwithstanding the foregoing, (i) for purposes of determining compliance with any financial ratio contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and (ii) for purposes of determining compliance with any provision of this Agreement, the determination of whether a lease is an operating lease or a capital lease shall be made without giving effect to any operating leases which are characterized as capital leases as a result of an Operating Lease Recharacterization.”
          (d) Section 7.01(l) is amended by replacing the amount “$25,000,000” contained therein with the amount “$125,000,000.”
          (e) Section 7.03(f) is amended by replacing the amount “$50,000,000” contained therein with the amount “$100,000,000.”
          SECTION 2. Conditions of Effectiveness to Amendment No. 1. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, the following conditions shall have been satisfied:
          (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any such party, advice reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.
          (b) The Administrative Agent shall have received for the account of each Lender that executes a counterpart to this Amendment on or before 5:00 p.m., New York City time, on September 21, 2011, an amendment fee in an amount equal to 0.10% of the aggregate principal amount of such Lender’s outstanding Term Loans as of such date.
          SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:
          (a) The Borrower (i) is duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower, or the properties of the Borrower or any of its
Western Refining — Amendment No. 1 to Credit Agreement

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Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any Law.
          (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment. This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
          (d) The representations and warranties of the Borrower and each other Loan Party set forth in Article V of the Credit Agreement (other than the representations and warranties set forth in Section 5.05(b) and 5.05(c)) are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, immediately before and immediately after giving effect to this Amendment, except to the extent that any such representation and warranty is expressly stated to be made as of an earlier date.
          (e) On the Amendment No. 1 Effective Date, immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 5. Costs and Expenses The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
Western Refining — Amendment No. 1 to Credit Agreement

3

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Western Refining — Amendment No. 1 to Credit Agreement

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WESTERN REFINING, INC.
By	/s/ Jeffrey S. Reyersdorfer
	Name:	Jeffrey S. Reyersdorfer
	Title:	Sr. VP — Treasurer, Director of Investor Relations and Assistant Secretary

Western Refining — Amendment No. 1 to Term Loan Credit Agreement
[Signature Page]

Acknowledged and accepted: WESTERN REFINING COMPANY, L.P.
By:	WESTERN REFINING GP,
LLC, Its General Partner

By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

ASCARATE GROUP LLC

By:	WESTERN REFINING
COMPANY, L.P., its sole Member

By:	WESTERN REFINING
GP, LLC, its General Partner

By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

WESTERN REFINING LP, LLC
By:	/s/ Joan L. Yori
	Name:	Joan L. Yori
	Title:	President, Treasurer & Secretary

WESTERN REFINING YORKTOWN, INC.
By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Treasurer & Chief Financial Officer

Western Refining — Amendment No. 1 to Term Loan Credit Agreement
[Signature Page]

Acknowledged and accepted: WESTERN REFINING COMPANY, L P.
By:	WESTERN REFINING GP,
LLC its General Partner

By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

ASCARATE GROUP LLC
By:	WESTERN REFINING
COMPANY, L P., its sole Member

By:	WESTERN REFINING
GP, LLC, its General Partner

By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

WESTERN REFINING LP, LLC
By:	/s/ Joan L. Yori
	Name:	Joan L. Yori
	Title:	President, Treasurer & Secretary

WESTERN REFINING YORKTOWN, INC
By:
	Name:	Gary R. Dalke
	Title:	Treasurer & Chief Financial Officer

Western Refining — Amendment No. 1 to Term Loan Credit Agreement
[Signature Page]

CINIZA PRODUCTION COMPANY
DIAL OIL CO.
EMPIRE OIL CO.
GIANT INDUSTRIES, INC.
WESTERN REFINING SOUTHWEST, INC.
GIANT FOUR CORNERS, INC.
WESTERN REFINING GP, LLC
WESTERN REFINING TERMINALS, INC.
WESTERN REFINING PIPELINE
COMPANY
GIANT STOP-N-GO OF NEW MEXICO,
INC.
WESTERN REFINING YORKTOWN
HOLDING COMPANY
WESTERN REFINING WHOLESALE, INC.
SAN JUAN REFINING COMPANY

By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

YORK RIVER FUELS, LLC
By:	/s/ Jeffrey S. Beyersdorfer
	Name:	Jeffrey S. Beyersdorfer
	Title:	Sr. VP-Treasurer & Assistant Secretary

Western Refining — Amendment No. 1 to Term Loan Credit Agreement
[Signature Page]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ DeWayne D. Rosse
	Name:	DeWayne D. Rosse
	Title:	Agency Management Officer

Western Refining — Amendment No. 1 to Term Loan Credit Agreement
[Signature Page]